Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company is involved in litigation relating to claims arising out of its operations in the normal course of business, including worker's compensation claims, tort claims and contractual disputes. Some of the existing known claims against us are covered by insurance subject to the limits of such policies and the payment of deductible amounts by us. Although we cannot predict the outcome of these proceedings with certainty, management believes that the ultimate disposition of all uninsured or unindemnified matters resulting from existing litigation will not have a material adverse effect on the Company's business or financial position.
Lease Commitments
The Company has operating leases for office space and equipment, which expire on various dates through 2023. Future minimum lease commitments as of December 31, 2016 under these operating leases are as follows (in thousands):

2017	$1,208
2018	470
2019	447
2020	445
2021	434
Thereafter	811
$3,815

Total rent expense under operating leases was approximately $1.5 million, $1.7 million and $1.6 million in 2016, 2015 and 2014, respectively.